UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                              Mitek Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                               MITEK SYSTEMS, INC.
                          14145 Danielson St., Suite B
                             Poway, California 92064

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 23, 2005

TO ALL STOCKHOLDERS OF
  MITEK SYSTEMS, INC.

      The Annual Meeting of Stockholders of Mitek Systems, Inc. (the "Company") will be held at 1:00 p.m., local time, Wednesday, February 23, 2005, at the Company's executive offices located at 14145 Danielson St., Suite B, Poway, California 92064, for the following purposes:

1. To elect a board of six directors to hold the office during the ensuing year or until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the six persons identified in the accompanying proxy statement.

2.    To ratify the appointment of Stonefield Josephson, Inc. as our 2005
      Auditors.

3. To transact such business as may properly come before the meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on January 3, 2005 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of these stockholders will be open to examination by any stockholder at the meeting and for ten days prior thereto during normal business hours at our executive offices, 14145 Danielson St., Suite B, Poway, California 92064.

      Enclosed for your convenience is a form of proxy which may be used at the Annual Meeting and which, unless otherwise marked, authorizes the holders of the proxy to vote for the proposed slate of directors and as the proxy holder deems appropriate on any other matter brought before the Annual Meeting.

      You are invited to attend the meeting in person. Even if you expect to attend, it is important that you sign, date and return the attached proxy promptly in the business reply envelope which requires no postage if mailed in the United States. It is important that your shares be represented at the meeting to assure the presence of a quorum. If you sign and send in a proxy, you may revoke it by executing a new proxy with a later date, by written notice of revocation to the secretary of the company at any time before it is voted, or by attendance at the meeting and voting in person.

                                        By Order of the Board of Directors


                                        /s/ John M. Thornton

                                        John M. Thornton
                                        Chairman of the Board

Poway, California
January 26, 2005

                               MITEK SYSTEMS, INC.
                          14145 Danielson St., Suite B
                             Poway, California 92064

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                February 23, 2005

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitek Systems, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, Wednesday, February 23, 2005, at the company's executive offices at 14145 Danielson St., Suite B, Poway, CA 92064, and at any adjournments thereof.

      As of the close of business on January 3, 2005, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had a total of 11,389,481 shares of Common Stock issued and outstanding.

      We will pay the expenses of soliciting proxies for the Annual Meeting including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees of the Company. Our officers and employees will not receive additional compensation for soliciting proxies. We may request persons holding stock in their names for others, such as brokers and nominees, to forward proxy materials to their principals and request authority to execute the proxy. We will reimburse any such brokers and nominees for their expenses in connection therewith.

      Our 2004 Annual Report to Stockholders is included in this Proxy Statement, but is not incorporated in, and is not part of, this Proxy Statement and is not proxy-soliciting material. We intend to mail this Proxy Statement and the accompanying material to stockholders of record on or about January 31, 2005. The Company's Annual Report will be provided free of charge to any stockholder upon written request to the Company at 14145 Danielson St., Suite B, Poway, CA 92064.

                                     VOTING

      The holders of at least a majority of the voting power of the Common Stock outstanding on the record date must be present in person or by proxy at the Annual Meeting for the Annual Meeting to be held. Abstentions and broker non-votes are counted in determining whether at least a majority of the voting power of the common stock outstanding on the Record Date are present at the Meeting. The election of directors is decided by a plurality of the votes cast by holders of all shares represented and entitled to vote at the Annual Meeting. Each stockholder of record on January 3, 2005, is entitled to one vote for each share held on all matters to come before the meeting. The enclosed form of proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you check the box marked "WITHHOLD" your vote will be treated as an abstention and accordingly, your shares will neither be voted for nor against a director but will be counted for quorum purposes. Accordingly, withheld votes will not affect the outcome of the election of directors.

      The enclosed form of proxy also provides a method for stockholders to vote for or against or to abstain from voting with respect to the ratification of the selection of Stonefield Josephson, Inc. as our 2005 auditors. By abstaining from voting for such, shares would not be voted either for or against, but would be counted for quorum purposes. While there may be instances in which a stockholder will wish to abstain, the Board of Directors encourages all stockholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

      Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes will be treated in the same manner as abstentions for voting and quorum purposes. Accordingly, broker non-votes will not affect the outcome of the election of directors.

      The shares represented by proxies that are returned properly signed will be voted in accordance with the stockholder's directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors. A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by written notice to the Company of the death or incapacity of the stockholder who executed the proxy.

      The proxy will also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Unless revoked, the proxy will be voted as specified. The persons named as proxies were selected by the Board of Directors.

                            PROPOSALS OF STOCKHOLDERS

      For proposals of stockholders to be included in our proxy materials to be distributed in connection with the 2006 annual meeting of stockholders, anticipated to be held in February 2006, we must receive such proposals in writing no later than September 16, 2005. The acceptance of such proposals is subject to Securities and Exchange Commission (the "Commission") guidelines. Any stockholder proposal submitted with respect to our 2006 annual meeting of stockholders which is received by us after November 30, 2005 will be considered untimely for purposes of Rule 14a-4 and Rule 14a-5 under the Exchange Act and the Board of Directors may vote against such proposal using its discretionary voting authority as authorized by proxy.

                                 PROPOSAL NO. 1

                             TO ELECT SIX DIRECTORS

ELECTION OF DIRECTORS

      Pursuant to our Bylaws, the Board of Directors has fixed the number of authorized directors at six. All six directors are to be elected at the Annual Meeting, to hold office until the next annual meeting or until their successors are duly elected and qualified. The six nominees receiving the highest number of votes will be elected.

      Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees proposed by the Board of Directors, all of whom are presently directors of the Company. If any of the nominees should become unavailable for election before the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board of Directors.

      The following table includes the names and certain information about the directors and executive officer of the Company. Each of the directors is also a nominee for election to the Board of Directors. All of the nominees named below have consented to being named herein and to serve, if elected.

Name                                     Age          Position
----                                     ---          --------
John M. Thornton..........................72          Chairman of the Board and Chief Financial Officer
Gerald I. Farmer, Ph. D (2)(3)............70          Director
James B. DeBello..........................46          Director, President and Chief Executive Officer
Sally B. Thornton.........................70          Director
William P. Tudor (1)......................59          Director
Michael Bealmear (1)(2)(3)................57          Director

(1)   Compensation Committee
(2)   Audit Committee
(3)   Nominating & Corporate Governance Committee

Directors

      John M. Thornton - Mr. Thornton, 72, has been a director of the Company since March 1986. He was appointed Chairman of the Board as of October 1, 1987 and served as President, Chief Executive Officer and Chief Financial Officer from September 1998 to May 2003, when he resigned from his positions as President and Chief Executive Officer. He continues to serve as Chairman of the Board and Chief Financial Officer. Previously, he served as President of the Company from May 1991 through July 1991 and Chief Executive Officer from May 1991 through February 1992. From 1976 through 1988, Mr. Thornton served as Chairman and Vice Chairman of the Board at Micom Systems, Inc. Mr. Thornton was Chairman and President of Wavetek Corporation for 18 years. Mr. Thornton is also Chairman of the Board of Thornton Winery Corporation in Temecula, California. Mr. Thornton is the spouse of Sally B. Thornton, a director.

      Gerald I. Farmer, Ph.D. - Dr. Farmer, 70, has been a director of the Company since May 1994. He was Executive Vice President of the Company from November 1992 until June 1997. Before joining the Company, Dr. Farmer was Executive Vice President of HNC Software, Inc. from January 1987 to November 1992. He has held senior management positions with IBM Corporation, Xerox, SAIC and Gould Imaging and Graphics.

      James B. DeBello - Mr. DeBello, 46, has been a director of the Company since November 1994. He has been President and Chief Executive Officer of the Company since May 2003. Previously he was Chief Executive Officer of AsiaCorp Communications, Inc., a wireless data infrastructure and software company, from July 2001 to May 2003. He was Venture Chief Executive Officer for IdeaEdge Ventures, Inc., a venture capital company, from June 2000 to June 2001. From May 1999 to May 2000 he was President, Chief Operating Officer and a member of the Board of Directors of CollegeClub.com, an internet company. From November 1998 to April 1999 he was Chief Operating Officer of WirelessKnowledge, Inc.; a joint venture company formed between Microsoft and Qualcomm, Inc. Before that, from November 1996 to November 1998, Mr. DeBello held positions as Vice President, Assistant General Manager and General Manager of Qualcomm Inc.'s Eudora Internet Software Division, and Vice President of Product Management of Qualcomm Inc.'s Subscriber Equipment Division.

      Sally B. Thornton - Ms. Thornton, 70, has been a director of the Company since April 1988. She has been a private investor for more than forty years. She served as a director of Micom Systems, Inc. from 1976 to 1988. From 1987 until 1996 she served as Chairman of Medical Materials, Inc, a composite plastics manufacturer. Ms. Thornton is on the Board of Directors of Thornton Winery Corporation in Temecula, California. She has been a Trustee of the Sjorgren's Syndrome Foundation in New York and Stephens College in Missouri. Ms. Thornton is also a Life Trustee of the San Diego Museum of Art. Ms. Thornton is the spouse of John M. Thornton, Chairman of the Board.

      William P. Tudor - Mr. Tudor, 59 has been a director of the Company since September 2004. He has been Executive Vice President of Scantron Corporation since 1992. He was Chief Executive Officer of EdVision from June 1990 to July 1992.

      Michael Bealmear - Mr. Bealmear, 57, has been a director of the Company since April 2004. He has been President and Chief Executive Officer of Hyperroll since 2004. He was EVP and President of Worldwide Operations at Sybase, Inc. from 2002 to 2004. From 2001 to 2000 he was CEO at Convansys, Inc., from 1999 to 2000 he was CEO at Spear Technologies, and from 1997 to 1998 he was EVP at Cadence Design Systems.

Meetings

      The Board of Directors has one regularly scheduled meeting each year, immediately after and at the same place as the Annual Meeting of Stockholders. Additional meetings may be called as the need arises. During the 2004 fiscal year, there were twenty meetings of the Board of Directors. No director attended fewer than 75 percent of the aggregate number of meetings held by the Board of Directors and the committees on which such director served during the 2004 fiscal year.

Board Committees

      The Board of Directors has appointed from among its members three committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, to advise it on matters of special importance to the Company.

      Audit Committee

      The Audit Committee currently consists of two directors, Gerald I. Farmer and Michael Bealmear. David Holvey served as a member of the Audit Committee until December 2004, when he resigned from the Board of Directors. Each of directors Farmer and Bealmear is an "independent" director under the rules of the NASDAQ and meets the other qualifications under the regulations adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The Company currently does not have a director who has been designated as a "financial expert" under federal securities laws; however, the Company is actively engaged in recruiting a "financial expert" to act as Chairman of the Audit Committee. The Audit Committee acts under a written charter. Copies of the Audit Committee Charter, Compensation Committee Charter, and Code of Conduct are available on the Company's website at www.miteksystems.com by selecting "About Us" and "Investor Relations."

      Nominating and Corporate Governance Committee

      The Company's directors have a critical role in guiding the Company's strategic direction and overseeing the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of Mitek's business.

      Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. Developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The Nominating and Corporate Governance Committee will consider suggestions by stockholders for names of possible future nominees delivered in writing and received one hundred and twenty (120) days in advance of the Annual Meeting of Stockholders. Such recommendations should provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

      Compensation Committee

      The Compensation Committee, which acts as the Administrative Committee for the 1986, 1988, 1996, 1999, 2000 and 2002 Stock Option Plans, during fiscal 2004 was composed of Michael Bealmear and Robert David Holvey. William Tudor was appointed to the Compensation Committee in September, 2004. The Compensation Committee reviews, analyzes and recommends compensation programs to the Board of Directors. It also decides to which key employees of the Company either incentive stock options or non-qualified stock options should be granted. During fiscal 2004, the Compensation Committee held one meeting.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors (the "Audit Committee") has furnished the following report to stockholders of the Company in accordance with rules adopted by the Commission.

      As described in its charter, the Audit Committee meets with the independent auditors and officers or other personnel of the Company responsible for the Company's financial reports. The Audit Committee is responsible for reviewing the scope of the auditors' examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. The Audit Committee is not responsible for the planning or conduct of the audits or the determination that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Among other matters, the Audit Committee considers and selects a certified public accounting firm as the Company's independent auditor. The Audit Committee held three meetings during fiscal 2004.

      In accordance with rules adopted by the Commission, the Audit Committee of the Company states that:

      o The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year 2004.

      o The Audit Committee has discussed with Stonefield Josephson, Inc, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified and supplemented.

      o The Audit Committee has received the written disclosures and the letter from Stonefield Josephson, Inc., required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified and supplemented, and has discussed with the independent auditors, its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, for filing with the Commission.

                                                Audit Committee

                                                Gerald I. Farmer
                                                Michael Bealmear

Director Compensation

      The Company does not pay compensation for service as a director to persons employed by the Company (John M. Thornton and James B. DeBello). Outside directors are paid $1,500 for each board meeting and $500 for each committee meeting they attend.

      The Board of Directors recommends that you vote "FOR" the election of each nominee as a director of the Company.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table shows the compensation we paid to our Chief Executive Officer and other executive officers who served as such at the end of fiscal 2004 and received annual compensation over $100,000.

Principal Position                  Year         Annual Salary      Common Stock
                                                 ($)                Underlying
                                                                    Options
John M. Thornton                    2004         187,500
Chairman,                           2003         262,500
Chief Executive Officer,            2002         250,000
Chief Financial Officer

James B. DeBello                    2004         275,000            425,000
President & Chief                   2003          98,000
Executive Officer

Murali Narayanan                    2004         165,000            135,000
V.P., Marketing                     2003          36,000
Emmanuel DeBoucaud (1)              2004          37,500            200,000
V.P., Sales

      (1) Mr. DeBoucaud joined the Company during 2004 and has an annualized salary of $150,000.

Stock Options

      The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended September 30, 2004.

                        Option Grants in Last Fiscal Year

                            Number of                                                             Potential Realizable
                           Securities                                                                Value at Assumed
                           Underlying       Exercise or                                           Annual Rates of Stock
                             Options       Total Options                                            Price Appreciation
                             Granted    Granted to Employees       Base Price     Expiration        for Option Term (2)
                             (#)(1)         in FY 2004 (%)          ($/Share)        Date           5%($)       10%($)
John M. Thornton               -0-                N/A                  N/A            N/A           N/A         N/A
James B. DeBello               -0-                N/A                  N/A            N/A           N/A         N/A
Murali Narayanan              35,000             5.56%                0.69          7/13/04       15,193       38,506
Emanuel DeBoucaud            200,000            31.76%                0.69          7/13/04       86,816      220,027

(1) Options vest monthly over a three-year period and have terms of ten years, subject to earlier termination on the occurrence of certain events related to termination of employment. In addition, the full vesting of the option is accelerated if there is a change in control of the Company.

(2) The potential realizable value at assumed annual rates of stock price appreciation for the option term represents hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value on the date of the grant. The amounts reflected in the table may not necessarily be achieved.

      The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock option values at the fiscal year end September 30, 2004.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                Number of Securities Underlying          Value of Unexercised In-the Money
                                 Unexercised Options at FY End                Options at FY-End ($)(1)
                               Exercisable         Unexercisable          Exercisable        Unexercisable
John M. Thornton                      --                    --                   --                   --
James B. DeBello                 202,778               222,222                   --                   --
Murali Narayanan                  40,833                94,167                   --                   --
Emmanuel DeBoucaud                11,111               188,889                   --                   --

(1) Based on a closing bid price of $.50 on September 30, 2004 as reported on the OTC BB.

                      REPORT OF THE COMPENSATION COMMITTEE

      As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans and to administer the Company's Stock Option Plans. The Company's executive and key employee compensation programs are designed to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment. Our fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance goals and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance as well as individual performance, and a component providing the opportunity to earn stock options that focus the executives and key employees on building stockholder value through meeting longer-term financial and strategic goals.

      In designing and administering its executive compensation program, the Company tries to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

      In applying these elements to arrive at specific amounts or awards, the members of the Compensation Committee apply their subjective evaluation of these various factors and arrive at consensus through discussion. While specific numerical criteria may be used in evaluating achievement of individual or Company goals, the extent of achieving such goals is then factored in with other more subjective criteria to arrive at the final compensation or award decision.

Base Salary

      Base salary is targeted at the fiftieth percentile, consistent with comparable high technology companies in the same general stage of development and in the same general industry and geographic area. For this purpose, this Committee uses the wage and salary surveys of the American Electronics Association and industry and area trade groups of which the Company is a member. This group of companies is not the same as the peer group chosen for the Stock Performance Graph.

      The Company's salary increase program is designed to reflect individual performance related to the Company's overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with a performance review. Salary increases are dependent on the achievement of individual and corporate performance goals.

The Executive and Key Employee Bonus Plan

      The Executive and Key Employee Bonus Plan is designed to reward Company executives and other key employees for their contributions to corporate goals. Corporate goals are established as part of the annual operating plan process. Overall corporate goals include target levels of pre-tax, pre-bonus profit and net revenue.

      Bonus achievement is dependent upon meeting or exceeding the company's minimum goals for pre-tax, pre-bonus and net revenue. For fiscal 2004, no bonus award for any participant was payable as the Company did not achieve its goals.

Stock Option Plans

      The Company's 1996 Stock Option Plan (the "1996 Plan") authorizes the Company to grant its directors, officers and key employees options to buy up to 1,000,000 shares of the Company's Common Stock. At September 30, 2004, 5,617 shares were subject to outstanding options and none remained available for future grants under the 1996 Plan. The Company's 1999 Stock Option Plan (the "1999 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2004, 335,896 shares were subject to outstanding options and 583,700 were available for future grants under the 1999 Plan. The Company's 2000 Stock Option Plan (the "2000 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2004, 465,502 shares were subject to outstanding options and 390,586 were available for future grants under the 2000 Plan. The Company's 2002 Stock Option Plan (the "2002 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2004, 627,250 shares were subject to outstanding options and 372,750 were available for future grants under the 2002 Plan.

      The Company's stock option plans are designed to:

1.    Encourage and create ownership and retention of the Company's stock;

2.    Balance long-term with short-term decision making;

3. Link the officers' or key employees' financial success to that of the stockholders;

4. Focus attention on building stockholder value through meeting longer-term financial and strategic goals; and

5. Ensure broad-based participation of key employees (all employees currently participate in the Stock Option Plans).

401(k) Savings Plan

      In 1990 the Company established an Employee Savings Plan (the "Savings Plan") intended to qualify under Section 401(k) of the Internal Revenue Code of 1986 as amended (the "Code"), which is available to all employees who satisfy the Plan's age and service requirement. The Savings Plan allows an employee to defer up to 15% of the employee's compensation for the pay period elected in his or her salary deferral agreement on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code (subject to maximums permitted under federal law). This contribution will generally not be subject to federal tax until it is distributed from the Savings Plan. In addition these contributions are fully vested and non-forfeitable. Contributions to the Savings Plan are deposited in a trust fund established in connection with the Savings Plan. The Company may make discretionary contributions to the Savings Plan at the end of each fiscal year as deemed appropriate by the Board of Directors. Vested amounts allocated to each participating employee are distributed in the event of retirement, death, disability or other termination of employment. For fiscal 2004 the Compensation Committee determined that participants would not receive a matching contribution.

Other Compensation Plans

      The Company has adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. The incremental cost to the Company of benefits provided to executive officers under these life and health insurance plans is less than 10% of the base salaries for executive officers for fiscal 2004. Benefits under these broad-based plans are not directly or indirectly tied to Company performance.

                                        Compensation Committee
                                        William Tudor
                                        Michael Bealmear
                                        Robert David Holvey

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

      The table below shows, as of January 3, 2005, the amount and class of the Company's voting stock owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by (i) each director of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known by us to own beneficially 5% or more of any class of the Company's voting stock (except as noted below). The business address for each of these stockholders is c/o Mitek Systems, Inc., 14145 Danielson St., Suite B, Poway, CA 92064.

                                                              Number of shares of
                                                                  Common Stock         Percent
Name of beneficial Owner or Identify of Group                  Beneficially Owned      of Class
John M. and Sally B. Thornton(1)........................         2,699,959               23.71%
Gerald I. Farmer........................................            50,000 (2)             .44%
James B. DeBello........................................           425,000 (3)            3.60%
Michael Bealmear........................................            15,000 (4)             .13%
Robert David Holvey(5)..................................               -0-                 -0-
William Tudor...........................................            10,000 (6)             .09%
Murali Narayanan........................................           135,000 (7)            1.17%
Emmanuel DeBoucard......................................           200,000 (8)            1.73%
Directors and Officers as a Group.......................         3,534,959 (9)           28.92%

(1) John M. Thornton and Sally B. Thornton, husband and wife, are trustees of a family trust, and are each directors of the Company.
(2) Represents 50,000 shares of Common Stock subject to options exercisable within 60 days of January 3, 2005.
(3) Represents 425,000 shares of Common Stock subject to options exercisable within 60 days of January 3, 2005.
(4) Represents 15,000 shares of Common Stock Stock subject to options exercisable within 60 days of January 3, 2005.
(5) Mr. Holvey was a director of the Company until his resignation in December 2004.
(6)   Represents 10,000 shares of Common Stock held by Mr. Tudor.
(7) Represents 135,000 shares of Common Stock subject to options exercisable within in 60 days of January 3, 2005.
(8) Represents 200,000 shares of Common Stock subject to options exercisable within 60 days of January 3, 2005.
(9) Includes 825,000 shares of Common Stock subject to options exercisable within 60 days of January 3, 2005.

      Information with respect to beneficial ownership is based on information furnished to the Company by each person identified above.

Equity Compensation Plan Information

      The following table sets forth information, as of September 30, 2004, with respect to the Company's compensation plans under which common stock is authorized for issuance.

            ---------------------------------------------------------------------------------------
            Plan category                            Number of     Weighted-           Number of
                                                   securities to    average           securities
                                                     be issued      exercise           remaining
                                                        upon        price of         available for
                                                    exercise of    outstanding      future issuance
                                                    outstanding     options,          under equity
                                                      options,      warrants          compensation
                                                    warrants and   and rights            plans
                                                       rights                          (excluding
                                                                                       securities
                                                                                      reflected in
                                                                                       column (a)
            ---------------------------------------------------------------------------------------
                                                        (a)            (b)                 (c)
            ---------------------------------------------------------------------------------------
             Equity compensation plans approved      1,834,238         1.58            1,347,036
                     by security holders
            ---------------------------------------------------------------------------------------
                     Equity compensation                -0-             -0-               -0-
                    plans not approved by
                      security holders
            ---------------------------------------------------------------------------------------
                            Total                    1,834,238         1.58            1,347,036
            ---------------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of Forms, 3, 4, and 5 and amendments thereto furnished to us, we are not aware of any director, officer or beneficial owner of 10% of our common stock that failed to file on a timely basis as disclosed on the above forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during fiscal year 2004, except that Mr. Tudor filed a late Form 3 upon his becoming a director and filed a late Form 4 regarding an acquisition of 10,000 shares in September.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG MITEK SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
            AND A PEER GROUP - NASDAQ STOCKS (SIC 3570-3579 US COS.)

                                [GRAPH OMITTED]

                                                        Cumulative Total Return
                                         -----------------------------------------------------
                                         9/99      9/00       9/01     9/02     9/03     9/04
MITEK SYSTEMS, INC                       100.00     95.73     40.23    21.71    24.46    11.43
NASDAQ STOCK MARKET (U.S.)               100.00    161.85     55.96    48.56    57.64    62.12
NASDAQ STOCKS (SIC 3570-3579 US COS.)    100.00    159.10     36.88    33.88    50.32    55.01

* $100 invested on 9/30/99 in stock or index-including reinvestment of dividends.
Fiscal year ending September 30.

The above graph compares our performance with that of the NASDAQ Market Index and Peer Group based on SIC Code 3570 - Computer and Office Equipment. The graph assumes an investment of $100 on October 1, 1999 and the reinvestment of dividends.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

      The Audit Committee of the Board of Directors has selected the firm of Stonefield Josephson, Inc., independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 2005. A representative of Stonefield Josephson, Inc. ("Stonefield Josephson") will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

      The Audit Committee considers and selects the Company's independent auditor. As approved and directed by the Audit Committee, on October 4, 2004, we dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent auditor. As approved and directed by our Audit Committee, on October 4, 2004, Mitek engaged Stonefield Josephson as the Company's independent auditor to audit the Company's financial statements for the year ended September 30, 2004.

      During the Company's two most recent fiscal years and any subsequent interim period prior to the dismissal of Deloitte & Touche, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreements in connection with its report and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K as promulgated by the SEC.

      Deloitte & Touche's reports on the Company's consolidated financial statements for the years ended September 30, 2003 and September 30, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were such audit reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's two most recent fiscal years and any subsequent interim period prior to the engagement of Stonefield Josephson the Company did not consult with Stonefield Josephson with respect to any of the matters enumerated in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Audit Fees

      The fees for professional services rendered for the audit of the Company's financial statements for each of the fiscal years ended September 30, 2004 and September 30, 2003, and the reviews of the financial statements included in the Company's Form 10-Q or services normally provided by the independent auditor in connection with statutory or regulatory filings or engagements for each of these fiscal years, were $103,000 and $108,000 respectively.

Audit Related Fees

      There were no audit related fees for the fiscal years ended September 30, 2004 or September 30, 2003.

Tax Fees

      There were no fees for tax compliance, tax advice or tax planning billed or expected to be billed by the Company's independent auditors for the fiscal years ended September 30, 2004 or September 30, 2003.

All Other Fees

      Other than described above, there were no other fees paid to the Company's independent auditors. The Audit Committee believes there were no services provided by the Company's independent auditors which would effect their independence.

Pre-Approval Policies

      In accordance with the Audit Committee Charter, the Audit Committee has established policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by the Company's independent auditors. Under these procedures, prior to the engagement of the independent auditor for pre-approved services, requests or applications for the auditors to provide services must be submitted to the Audit Committee and must include a detailed description of the services to be rendered. The chief financial officer and the independent auditors must ensure that the independent auditors are not engaged to perform the proposed services unless those services are within the list of services that have received the Audit Committee's pre-approval and must cause the Audit Committee to be informed in a timely manner of all services rendered by the independent auditors and the related fees.

      Each request or application must include:

      o a recommendation by the chief financial officer as to whether the Audit Committee should approve the request or application; and

      o a joint statement of the chief financial officer and the auditors as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission's and the requirements for auditor independence of the Public Company Accounting Oversight Board ("PCAOB").

      The Audit Committee also will not permit the independent auditors to be engaged to provide any services to the extent that the Securities and Exchange Commission has prohibited the provision of those services by independent auditors, which generally include:

      o bookkeeping or other services related to accounting records or financial statements;
      o     financial information systems design and implementation;
      o appraisal or valuation services, fairness opinions or contribution-in-kind reports;
      o     actuarial services;
      o     internal audit outsourcing services;
      o     management functions;
      o     human resources;
      o     broker-dealer, investment adviser or investment banking services;
      o     legal services;
      o     expert services unrelated to the audit; and
      o     any service that the PCAOB determines is not permissible.

      The Board of Directors recommends that you vote "FOR" this proposal.

OTHER BUSINESS

      The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. We are not aware of any matters for action by stockholders at this meeting other than those described in the Notice. The enclosed proxy, however, will confer discretionary authority with respect to matters that are not known at the date of printing hereof and which may properly come before the Annual Meeting or any adjournment thereof. The proxy holders intend to vote in accordance with their best judgment on any such matters.

      PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors


                                        /s/ John M. Thornton

                                        John M. Thornton
                                        Chairman of the Board

San Diego, California
January 26, 2005

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE         Please
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.         Mark Here
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR          for Address   |_|
PROPOSAL 1 AND 2.                                              Change or
                                                               Comments
                                                               SEE REVERSE SIDE

1.    ELECTION OF DIRECTORS

                FOR all nominees                WITHHOLD listed
                  to the right                     AUTHORITY
              (except as marked to          to vote for all nominees
                 the contrary)                listed to the right

                      |_|                             |_|

NOMINEES: 01 John M. Thornton, 02 Sally B. Thornton, 03 James B. DeBello,
          04 Gerald I. Farmer, 05 Michael Bealmear, 06 William P. Tudor

INSTRUCTION: Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

________________________________________________________________________________

2. Ratify the appointment of Stonefield Josephson, Inc. as the Company's 2005 Auditors.

            FOR                     AGAINST                 ABSTAIN

            |_|                       |_|                     |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________________________________________, 2005


________________________________________________________________________________
                                    Signature


________________________________________________________________________________
                            Signature if held jointly

    PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                        Annual
                                        Meeting of
                                        Stockholders

                                        February 23, 2005

                                        Mitek Systems, Inc.
                                        14145 Danielson Street
                                        Suite B
                                        Poway, CA 92064

PROXY

                               MITEK SYSTEMS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 23, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints John M. Thornton and James B. DeBello as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Mitek Systems, Inc. standing in the name of the undersigned with all power which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held February 23, 2005 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                         ------------------------------
                                ADMISSION TICKET
                         ------------------------------

                                 Annual Meeting
                                       of
                              Mitek Systems, Inc.
                                  Stockholders

                          Wednesday, February 23, 2005
                                   1:00 p.m.
                               Mitek Systems, Inc.
                             14145 Danielson Street
                                    Suite B
                                 Poway, CA 92064

================================================================================
                                     Agenda

      o     Election of Directors
      o     Ratify the appointment of Stonefield Josephson, Inc. as auditors
      o     Report on the progress of the corporation
      o     Informal discussion among stockholders in attendance
================================================================================